UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 25, 2004
                                  -----------
                       (Date of earliest event reported)


                              DATAMEG CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

NEW YORK                         000-12493                13-3134389
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(State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of                                         Identification No.)
Corporation)


             P.O. Box 130145, Boston, MA                      02113
        --------------------------------------                -----
      (Address of principal executive offices)              (Zip Code)



                  Registrant's telephone number (617) 875-4892


                                        N/A
                      ------------------------------------
        (Former name and former address, if changed since last report.)



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Item 5. Other Events.

On March 25, 2004, DataMEG Corp. (DataMEG) (DTMG:OTCBB) issued a press release announcing that its' subsidiary North Electric Company, Inc. had released its network assurance product into the market on schedule. A copy of the press release containing the announcement is included as Exhibit
99.1 to the Current Report and is incorporated herein by reference.

Except for the historical information contained herein, this press release contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, that involve a number of risks and uncertainties. These forward-looking statements may be identified by reference to a future period by use of forward-looking terminology such as "expect", "anticipate", "could", "would", "will", and "may" and other words of similar nature. There are certain important factors and risks that could cause results to differ materially from those anticipated by the statements herein. Such factors and risks include DataMEG's history of net losses, the ability to generate revenue from operations, DataMEG's need for additional funding, the development of viable products by DataMEG's subsidiaries, Cascommunications and North Electric Company and the business conditions and growth in related areas of telecommunications, wireless and digital transmission, and in the economy in general. Other factors include the competitive pressures from the rapid pace of alternative technology advancements, and DataMEG's ability to gain market acceptance of its products in development. Other risks may be detailed from time to time in DataMEG's filings with the Securities and Exchange Commission. Neither DataMEG Corp. nor its subsidiaries undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibit Number     Description
            --------------     -----------

            99.01 Text of press release by DataMEG Corp. dated March 25, 2004, titled "DataMEG Corp. Subsidiary North Electric Company Inc. Releases Its Network Assurance Product Into the Market on Schedule"

                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP. (Registrant)

Date: March 26, 2004

 By: /s/ Andrew Benson
 ----------------------------
 Andrew Benson President and Sole Director
 (Principal executive and principal financial officer)